EXHIBIT 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                            }       CASE NUMBER
                                  }       02-10835
                                  }
The NewPower Company, et. al.     }       JUDGE        W. Homer Drake, Jr.
                                  }
DEBTORS                           }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 3/31/06 To 4/30/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                               Paul Ferdinands
                                                      -------------------------
                                                           Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

P.O. Box 17296                                        191 Peachtree St.
Stamford, Ct 06907                                    Atlanta, GA 30303
Tel: (203) 329-8412                                   Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                                        Totals
For Period from March 31, 2006 - April 30, 2006

Opening Cash Balance -3/31/06                              $ 51,249

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                   42
-------------------------------------------------------------------------
Total Inflows                                                         42
---------------------------------------------------------------------------------------------------------------
                                                                     Distribution of Outflows
Outflows:                                                           NewPower         The NewPower
Post Petition:                                                   Holdings, Inc.        Company

Professionals - Bankruptcy                                            68                 68
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent                                                                   1                  1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                   0                  0
Payroll (inlcuding tax payments & fees)                               13                 13
T&E Reimbursements
State Tax Payments
Distribution to Equity
---------------------------------------------------------------------------------------------------------------
Total Outflows                                                        81                 81
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Cash Flows                                                       (39)
-------------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                            $ 51,210
======================================================-------------------
Amount of Cash Balance in  Reserve for
Classes 8 -12                                                     34,686

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from March 31, 2006 - April 30, 2006
Amounts in $000's


Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance*  - Gross                $ 13,476 (per 3/31/06 G/L)
PLUS:  Current Month New Billings                          -
LESS:  Collections During the Month                        -
                                                ------------

End of Month Balance - Gross                        $ 13,476 (per 4/30/06 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                                -------------

End of Month Balance - Net of Allowance                  $ -
                                                =============

        Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



              AR Aging for Post Petition Receivables

                Current     > 30 days    > 60 days      Total
              ----------------------------------------------------

                $        -  $         -  $      111     $     111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from March 31, 2006 - April 30, 2006
Amounts in $000's


See attached System Generated A/P reports as of 4/30/2006 (Attachments 2A and
2B).


Beginning of Period Balance                         $ 165 (per 3/31/06 G/L)
PLUS:  New Indebtedness Incurred                      155
LESS:  Amounts Paid on A/P                           (161)
                                             -------------

End of Month Balance                                $ 159 (per 4/30/06 G/L)
                                             =============

                            The New Power Company
                            Vendor Balance Detail
                             As of April 30, 2006


                                                   Date                  Num                Amount        Balance
                                                ------------   ------------------------   -----------   -------------
Archivesone                                                                                                     0.00
                                                 04/23/2006    105664 March 06                419.10          419.10
                                                 04/23/2006    200892                        -419.10            0.00
                                                                                          -----------   -------------
Total Archivesone                                                                               0.00            0.00


Delaware Secretary of State                                                                                     0.00
                                                 04/23/2006    NPHOldings 2006             66,000.00       66,000.00
                                                 04/23/2006    200890                     -66,000.00            0.00
                                                                                          -----------   -------------
Total Delaware Secretary of State                                                               0.00            0.00


Kaster Moving Co. Inc.                                                                                          0.00
                                                 04/08/2006    32829                           82.50           82.50
                                                 04/08/2006    200881                         -82.50            0.00
                                                                                          -----------   -------------
Total Kaster Moving Co. Inc.                                                                    0.00            0.00


Mellon Investors Services, LLC                                                                                  0.00
                                                 04/08/2006    Inv. 244649 Feb              1,367.21        1,367.21
                                                 04/08/2006    200883                      -1,367.21            0.00
                                                                                          -----------   -------------
Total Mellon Investors Services, LLC                                                            0.00            0.00


Mr. Gene Shanks                                                                                                 0.00
                                                 04/23/2006    Half Year Board Fees        10,000.00       10,000.00
                                                 04/23/2006    200887                     -10,000.00            0.00
                                                                                          -----------   -------------
Total Mr. Gene Shanks                                                                           0.00            0.00


Mr. Richard Weill                                                                                               0.00
                                                 04/23/2006    Half Year Board Fees        10,000.00       10,000.00
                                                 04/23/2006    200888                     -10,000.00            0.00
                                                                                          -----------   -------------
Total Mr. Richard Weill                                                                         0.00            0.00


Ms. Patricia Foster                                                                                             0.00
                                                 04/08/2006    Tax Ret. Cert. Post.            71.39           71.39
                                                 04/08/2006    200885                         -71.39            0.00
                                                                                          -----------   -------------
Total Ms. Patricia Foster                                                                       0.00            0.00


Parker, Hudson, Rainer & Dobbs                                                                                  0.00
                                                 04/08/2006    Inv. 138876 RTD Feb         20,162.45       20,162.45
                                                 04/08/2006    138877 Feb                  26,037.14       46,199.59
                                                 04/08/2006    200880                     -46,199.59            0.00
                                                                                          -----------   -------------
Total Parker, Hudson, Rainer & Dobbs                                                            0.00            0.00


Poorman-Douglas Corporation                                                                                     0.00
                                                 04/08/2006    156287                         771.74          771.74
                                                 04/08/2006    200882                        -771.74            0.00
                                                 04/23/2006    March 2006 Inv157138           926.55          926.55
                                                 04/23/2006    200891                        -926.55            0.00
                                                                                          -----------   -------------
Total Poorman-Douglas Corporation                                                               0.00            0.00

                                                                                                         Page 1 of 2


                            The New Power Company
                            Vendor Balance Detail
                             As of April 30, 2006


                                                   Date                  Num                Amount        Balance
                                                ------------   ------------------------   -----------   -------------
SBC                                                                                                             0.00
                                                 04/08/2006    2033298412082 Feb              128.96          128.96
                                                 04/08/2006    200884                        -128.96            0.00
                                                 04/23/2006    4/13 2033298412082             129.02          129.02
                                                 04/23/2006    200889                        -129.02            0.00
                                                                                          -----------   -------------
Total SBC                                                                                       0.00            0.00


Sidley Austin Brown & Wood                                                                                      0.00
                                                 04/08/2006    Inv. 26014714               17,029.49       17,029.49
                                                 04/08/2006    200879                     -17,029.49            0.00
                                                                                          -----------   -------------
Total Sidley Austin Brown & Wood                                                                0.00            0.00


U.S. Trustee Program Payment Center                                                                             0.00
                                                 04/23/2006    3230210836 holdings          1,250.00        1,250.00
                                                 04/23/2006    3230210837 TNPC Hold           250.00        1,500.00
                                                 04/23/2006    200893                      -1,250.00          250.00
                                                 04/23/2006    200894                        -250.00            0.00
                                                                                          -----------   -------------
Total U.S. Trustee Program Payment Center                                                       0.00            0.00
                                                                                          -----------   -------------
TOTAL                                                                                           0.00            0.00
                                                                                          ===========   =============



New Invoices                                                                                              154,625.55
Invoices Paid                                                                                            -154,625.55

                            The New Power Company                     Exhibit 2B
                             Unpaid Bills Detail
                             As of April 30, 2006

                                    Open Balance
                                   ----------------

Franchise Tax Liability                 158,379.17
Payroll Tax Liablility                    2,293.86
                                   ----------------
                                        160,673.03
                                   ----------------
TOTAL                                   160,673.03
                                   ================

                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from March 31, 2006 - April 30, 2006
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $      - (per 3/31/06 G/L)
PLUS:  Inventrory Purchased                            -
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                            $      - (per 4/30/06 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                     $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $      -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                   $      -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $             350,496.94
Total Deposits            $             101,037.20
Total Payments            $             177,796.19
Closing Balance           $             273,737.95
Service Charges           $                 237.57

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   4/01/2006-4/30/2006

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance                   $          16,249,013.19
Total Deposits                      $              13,041.59
Total Payments                      $               3,719.74 Payroll Taxes
Closing Balance                     $          16,258,335.04
Service Charges                     $                    -

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :            NewPower Holdings Inc.
Case # :                    02-10835
Reporting Period:           4/01/2006-4/30/2006

Name of Bank:               JP Morgan Chase
Branch:                     New York ABA # 021000021
Account Name:               The New Power Company Reserve Account
Account Number:
Purpose of Account:         Reserve for Shareholder Distributions

Beginning Balance             $34,658,165.43
Total Deposits                $    27,821.49
Total Payments
Closing Balance               $34,685,986.92
Service Charges               $          -

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A

October 2005 Interest            $ 19,071.31
November 2005 Interest           $ 18,466.30
December 2005 Interest           $ 19,092.03
January 2006 Interest            $ 19,102.57
February 2006 Interest           $ 17,263.46
March 2006 Interest              $ 19,122.65
April 2006 Interest              $ 27,821.49
Interest Calculations:


                                      Shares    Distribution   2004 Int.    2005 Int.      Q1 2006      Apr-06         Balance
Lana Pai                           1,032,000      608,880.00      729.73     3,944.28       961.94      461.37      614,977.32
Enron Energy Services              8,650,400    5,103,736.00    6,116.75    33,061.61     8,063.12    3,867.29    5,154,844.77
Cortez Energy Services             5,000,000    2,950,000.00    3,535.53    19,109.87     4,660.55    2,235.33    2,979,541.27
McGarrett I,  LLC                  6,766,400    3,653,856.00    4,379.09    23,669.40     5,948.73    3,025.02    3,690,878.24
McGarrett II,  LLC                 8,458,200    4,567,428.00    5,473.99    29,587.45     7,436.09    3,781.37    4,613,706.90
McGarrett III, LLC                 2,791,800    1,507,572.00    1,806.80     9,765.94     2,454.43    1,248.12    1,522,847.29

Surfboards & Co.- warrants         5,404,800    2,918,592.00    3,497.89    18,906.41     4,751.67    2,416.30    2,948,164.27
EES Warrant Trust - warrants      24,117,800   13,023,612.00   15,608.59    84,365.96    21,203.35   10,782.23   13,155,572.13
Ari Benacerraf- options               10,000        5,400.00        6.47        34.98         8.81        4.47        5,454.73
                                  --------------------------------------------------------------------------------------------
                                  62,231,400   34,339,076.00   41,154.84   222,445.89    55,488.70   27,821.49   34,685,986.92

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                     $77,558.62
Total Payments                     $77,558.62
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200877
Last Check issued this Period                              200894
Total # of checks issued this Period                           18

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 10 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 11 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges           $               -

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 12 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 13 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 14 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 15 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 16 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         4/01/2006-4/30/2006

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                      Exhibit 5
                            The New Power Company
                                Check Register
                             As of April 30, 2006

Date          Num                         Name
-----------   -------   -----------------------------------------   ------------
04/08/2006    200877    Administrator Unemployment Compensation          810.00
04/08/2006    200878    CT Commissioner of Revenue Services            1,512.48
04/08/2006    wire      United States Treasury                         3,719.74
04/08/2006    200879    Sidley Austin Brown & Wood                    17,029.49
04/08/2006    200880    Parker, Hudson, Rainer & Dobbs                46,199.59
04/08/2006    200881    Kaster Moving Co. Inc.                            82.50
04/08/2006    200882    Poorman-Douglas Corporation                      771.74
04/08/2006    200883    Mellon Investors Services, LLC                 1,367.21
04/08/2006    200884    SBC                                              128.96
04/08/2006    200885    Ms. Patricia Foster                               71.39
04/18/2006    200886    M. Patricia Foster                             3,369.80
04/23/2006    200887    Mr. Gene Shanks                               10,000.00
04/23/2006    200888    Mr. Richard Weill                             10,000.00
04/23/2006    200889    SBC                                              129.02
04/23/2006    200890    Delaware Secretary of State                   66,000.00
04/23/2006    200891    Poorman-Douglas Corporation                      926.55
04/23/2006    200892    Archivesone                                      419.10
04/23/2006    200893    U.S. Trustee Program Payment Center            1,250.00
04/23/2006    200894    U.S. Trustee Program Payment Center              250.00

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from March 31, 2006 - April 30, 2006
Amounts in $000's

Taxes Paid During the Month

Federal Employment Taxes                                           4.5
State Employment Taxes                                             1.5




Taxes Owed and Due

Payroll Tax Liability                                              2.3

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officers Compensation / Summary of Personnel and Insurance Coverages For Period from March 31, 2006 - April 30, 2006
Amounts in $000's


Personnel Report
                                                          Full Time   Part Time
# of Employees at beginning of period                                         1
# hired during the period                                         -           -
# terminated/resigned during period                               -           -
                                                        ------------------------
# employees on payroll - end of period                            0           1
                                                        ========================

# of employees on temporary consulting assignments                            0

Confirmation of Insurance

See supplemental attachment.*

*Omitted

                                                                 Attachment 7B
                                                                (Supplemental)

                  Payments made to insiders 4/01/06 -4/30/06


Payments are in gross amts

                 Title             Amount        Date       Type

FOSTER, MARY     President & CEO   $   5,208.33   4/18/2006 Salary for pay period 4/01 - 4/15
                                   $   5,208.33   4/30/2006 Salary for pay period 4/16 -4/30

SHANKS, EUGENE   Director          $  10,000.00   4/23/2006 1/2 Year Board Fees
WEILL, RICHARD   Director            $10,000.00   4/23/2006 1/2 Year Board Fees
                                   ---------------
                                   $  30,416.67
                                   ===============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from March 31, 2006 - April 30, 2006